Exhibit 10.20

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company, Raleigh, NC 27612

A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED EXCESS PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by Sunbelt Rentals, Inc. (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6	Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

XX	(a)	Company

—	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

—	(c)	Board.

—	(d)	Other (specify):

Classification: Customer Confidential

2.8	Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

	XX	(a)	Base salary.

	XX	(b)	Service Bonus.

XX Service Bonus earned from 5/1 – 4/30, paid on or around first quarter of the following Plan Year.

— Service Bonus earned each calendar quarter, paid on or around the following calendar quarter.

— Service Bonus with no defined earnings period (e.g.: a “spot bonus”)

	XX	(c)	Performance-Based Compensation earned in a period of 12 months or more.

XX Performance Based Bonus earned from 5/1 – 4/30, paid on or around first quarter the following Plan Year and whose elections must be made no later than 6/30 of the Plan Year it is earned.

— Performance Based Bonus earned from _______, paid on or around ______ the following Plan Year and whose elections must be made no later than ______ of the Plan Year it is earned.

	—	(d)	Commissions.

	—	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

	XX	(f)	Other: Sign on Bonus.

	XX	(g)	Other: Annual Stock Award.

2.9	Crediting Date: The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:

	XX	(a)	On any business day as specified by the Employer.

	—	(b)	Each pay day as reported by the Employer.

	—	(c)	The last business day of each payroll period during the Plan Year.

Employer Credits at the time designated below:

	XX	(a)	On any business day as specified by the Employer.

Classification: Customer Confidential

2.13	Effective Date:

	—	(a)	This is a newly-established Plan, and the Effective Date of the Plan is _____________.

	XX	(b)	This is an amendment of a plan named The Executive NQ Excess Plan of Sunbelt Rentals, Inc. dated January 1, 2006 and an amended date of May 19, 2009 and April 30, 2011. The Effective Date of this amended Plan is August 1, 2023.This is amendment number 3.

2.20	Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

	XX	(a)	Age 65.

	—	(b)	The later of age or the anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

	—	(c)	Other: _____________________________________.

2.23	Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

			Name of Employer	EIN

			Sunbelt Rentals, Inc.	58-0415192

2.26	Plan: The name of the Plan is

The Executive NQ Excess Plan of Sunbelt Rentals, Inc.

2.28	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30	Seniority Date: The date on which a Participant has:

	XX	(a)	Attained age 65.

	—	(b)	Completed __ Years of Service from First Date of Service.

	—	(c)	Attained age __and completed __Years of Service from First Date of Service.

	—	(d)	Not applicable – distribution elections for Separation from Service are not based on Seniority Date.

Classification: Customer Confidential

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:

			minimum deferral:	%

			maximum deferral:	100%

XX	(b)	Service Bonus:

		XX	Service Bonus

			minimum deferral:	%

			maximum deferral:	100%

XX	(c)	Performance-Based Compensation:

		XX	Performance Based Bonus

			minimum deferral:	%

			maximum deferral:	100%

—	(d)	Commissions:

			minimum deferral:	%

			maximum deferral:	%

—	(e)	Form 1099 Compensation:

			minimum deferral:	%

			maximum deferral:	%

XX	(f)	Other: Sign on Bonus:

			minimum deferral:	%

			maximum deferral:	100%

XX	(g)	Other: Annual Stock Award:

			minimum deferral:	%

			maximum deferral:	100%

—	(h)	Participant deferrals not allowed.

Classification: Customer Confidential

4.1.2 Participant Deferral Credits and Employer Credits – Election Period: Participant elections regarding Participant Deferral Credits and Employer Credits shall be subject to the following effective periods (one must be selected):

	XX	(a)	Evergreen election. An election made by the Participant shall continue in effect for subsequent years until modified by the Participant as permitted in Section 4.1 and Section 4.2. (This option is not permitted if source year accounts are elected in Section 4.3)

	—	(b)	Non-Evergreen election. Any election made by the Participant shall only remain in effect for the current election period and will then expire. An election for each subsequent year will be required as permitted in Sections 4.1 and 4.2.

4.2	Employer Credits: Employer Credits will be made in the following manner:

	XX	(a)	Employer Credits 1 (Employer Discretionary Credits): The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

			XX	(i)	An amount determined each Plan Year by the Employer.

			—	(ii)	Other: _______________________________________.

	XX	(b)	Employer Credits 2 (Other Employer Credits): The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

			XX	(i)	An amount determined each Plan Year by the Employer.

			—	(ii)	Other: _______________________________________.

	—	(c)	Employer Credits not allowed.

Classification: Customer Confidential

4.3	Deferred Compensation Account: The Participant is permitted to establish the following accounts:

	XX	(a)	Non-source year account(s). Deferred Compensation Account(s) will not be established on a source year basis:

		—	(i) A Participant may establish only one account to be distributed upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In-Service or Education accounts may be established as permitted in Section 5.4.

		XX	(ii) A Participant may establish multiple accounts to be distributed upon Separation from Service. Each account may have one set of payment options as permitted in Section 7.1 Additional In-Service or Education accounts may be established as permitted in Section 5.4. If this multiple account option is elected, the Participant will also be required to elect Separation from Service payment options for each In-Service or Education account established.

	—	(b)	Source year account(s): Annual Deferred Compensation Account(s) will be established each year in which Participant Deferral Credits or Employer Credits are credited to the Participant. Only one account may be established each year for distribution upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In-Service or Education accounts may be established for each source year as permitted in Section 5.4. If this option is selected, Evergreen elections as described in Section 4.1.2 are not permitted.

5.2	Disability of a Participant:

	XX	(a)	A Participant’s becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

	—	(b)	A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3	Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

	—	(a)	An amount to be determined by the Committee.

	XX	(b)	No additional benefits.

Classification: Customer Confidential

5.4	In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

	—	(a)	In-Service Accounts are allowed with respect to:

			—	Participant Deferral Credits only.

			—	Employer Credits only.

			—	Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:

			—	Single lump sum payment.

			—	Annual installments over a term certain not to exceed __ years.

Education Accounts are allowed with respect to:

			—	Participant Deferral Credits only.

			—	Employer Credits only.

			—	Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:

			—	Single lump sum payment.

			—	Annual installments over a term certain not to exceed __ years.

If applicable, amounts not vested at the time payments due under this Section cease will be:

			—	Forfeited

			—	Distributed at Separation from Service if vested at that time

	—	(b)	No In-Service or Education Distributions permitted.

	XX	(c)	Other: See Exhibit A.

5.5	Change in Control Event:

	XX	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

	—	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6	Unforeseeable Emergency Event:

	XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

	—	(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event.

Classification: Customer Confidential

6.	Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

	XX	(a)	Normal Retirement Age.

	XX	(b)	Death.

	XX	(c)	Disability.

	XX	(d)	Change in Control Event

	XX	(e)	Satisfaction of the vesting requirement as specified below:

		XX	Employer Credits 1 (Employer Discretionary Credits):

			—	(i)	Immediate 100% vesting.

			—	(ii)	100% vesting after __Years of Service.

			—	(iii)	100% vesting at age __.

			XX	(iv)	Number of Years of Service		Vested Percentage

					Less than	1	0%

						1	20%

						2	40%

						3	60%

						4	80%

						5	100%

						6 or more	%

			For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

			XX	(1)	First day of Service.

			—	(2)	Effective date of Plan participation.

			—	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

Classification: Customer Confidential

XX Employer Credits 2 (Other Employer Credits):

—	(i)	Immediate 100% vesting.

—	(ii)	100% vesting after __ Years of Service.

—	(iii)	100% vesting at age __.

XX	(iv)	Number of Years of Service		Vested Percentage
		Less than	1	0%

			1	33%

			2	67%

			3	100%

			4	%

			5	%

			6 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

—	(1)	First day of Service.

—	(2)	Effective date of Plan participation.

XX	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

Classification: Customer Confidential

7.1 Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)	Separation from Service (Seniority Date is Not Applicable)

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

(b)	Separation from Service prior to Seniority Date (If Applicable)

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

(c)	Separation from Service on or After Seniority Date (If Applicable)

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

		(iii)	Not Applicable

(d)	Separation from Service Upon a Change in Control Event

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

(e)	Death

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

(f)	Disability

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

		(iii)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

Forfeited
Distributed at Separation from Service if vested at that time

Classification: Customer Confidential

(g) Change in Control Event

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

If applicable, amounts not vested at the time payments due under this Section cease will be:

	—	Forfeited

	—	Distributed at Separation from Service if vested at that time

7.4	De Minimis Amounts.

	XX	(a)	Notwithstanding any payment election made by the Participant, the vested balance in all Deferred Compensation Account(s) of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $25,000. In addition, the Employer may distribute a Participant’s vested balance in all Deferred Compensation Account(s) of the Participant at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan and any other Employer plan subject to aggregation under Section 409A of the Code.

	—	(b)	There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan and any other Employer plan subject to aggregation under Section 409A of the Code.

10.1 Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

	XX	(a)	Company.

	—	(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 5.4 & 7.1 of the Plan shall be amended to read as provided in attached Exhibit A & B.

	—		There are no amendments to the Plan.

17.8 Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of South Carolina, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

Classification: Customer Confidential

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

Sunbelt Rentals, Inc.
Name of Employer

By:
Authorized Person
Date: 07/19/2023

Classification: Customer Confidential

EXHIBIT A

The term “Other Employer Credits” shall be replaced with “Employer Profit Sharing Credits” wherever it is present in this Adoption Agreement or the Plan Document.

5.4 In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

In-Service Accounts are allowed with respect to Participant Deferral Credits and Employer Discretionary Credits only. Other Employer Credits must be placed in the Retirement Account.

In-service distributions may be made in the following manner:

Single lump sum payment.

Annual installments over a term certain not to exceed 5 years.

Education Accounts are allowed with respect to Participant Deferral Credits and Employer Discretionary Credits only. Other Employer Credits must be placed in the Retirement Account.

Education Accounts distributions may be made in the following manner:

Single lump sum payment.

Annual installments over a term certain not to exceed 5 years.

If applicable, amounts not vested at the time payments due under this Section cease will be distributed annual when vested.

Classification: Customer Confidential

EXHIBIT B

The following shall be added to Section 7.1 of the Plan Document:

Prior to 1/1/12: In addition to the payment options identified in Section 7.1 of the Adoption Agreement, participant(s) shall by submitting a written election to the Employer at the time of the original distribution election, have the ability to delay the commencement of elected payment for a period of up to five (5) years from the distribution triggering event

Classification: Customer Confidential

Exhibit C to the Nonqualified Deferred Compensation Plan

Special deferral event of Long-Term Incentive Plan (LTIP) Awards

The purpose of this exhibit is to allow Participants to make one-time separate deferral and distribution elections for up to four (4) LTIP Awards, per Section 2.8. The four (4) LTIP Awards to be handled in this one-time enrollment event are:

•	Sunbelt 3.0 LTIP Award

•	Sunbelt 2021 Annual Stock Award

•	Sunbelt 2022 Annual Stock Award

•	Sunbelt 2023 Annual Stock Award

The enrollment event will take place in August 2023, and will be the only event where participants are asked to defer from specific compensation types and will have to choose a specific distribution election for each type. After this special event, the deferral of future LTIP Awards will follow normal plan rules and procedures for deferring available forms of compensation.

Classification: Customer Confidential